Exhibit 10.1

AMENDMENT ONE TO THE

Employment agreement

This is Amendment One to the Employment Agreement between Thomas Leonard (“Executive”) and Universal Hospital Services, Inc. (“UHS”) originally effective April 13, 2015 (“Agreement”). This Amendment One is effective as of the last signature date below.

Capitalized terms used in this Amendment have the same meaning ascribed to them in the Agreement, unless otherwise indicated.

1.	Purpose. The purpose of this Amendment is to replace the vacation language.
2.	Vacation. The language in Section Six of the Agreement is hereby deleted and replaced with the following:

Executive will be entitled to vacation and sick time consistent with UHS’ executive paid time off policy.

All other terms and conditions of the Agreement remain unchanged.  To the extent that there is any conflict between this Amendment and the Agreement, this Amendment will control.

ACCEPTED AND AGREED TO:

Thomas Leonard	Universal Hospital Services, Inc.
6625 West 78th St, Suite 300
Minneapolis, Minnesota 55439

/s/ Thomas J. Leonard	/s/ James Pekarek
Thomas J. Leonard	James Pekarek
Title: CEO	Title: CFO
Date: March 20, 2016	Date: March 29, 2016